SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2006

MS Structured Asset Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-64879	13-4026700

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, Second Floor New York, New York Attention: Madhu Philips	10036

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-761-2520

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 4.1	Trust Agreement

Exhibit 5.1	Validity Opinion of Cleary Gottlieb Steen & Hamilton LLP

Exhibit 23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 21, 2006
MS STRUCTURED ASSET CORP. (Registrant)
By: /s/ John Kehoe Name: John Kehoe Title: Vice President

EXHIBIT INDEX

Exhibit	4.1	Trust Agreement

Exhibit	5.1	Validity Opinion of Cleary Gottlieb Steen & Hamilton LLP

Exhibit	23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)